EXHIBIT 21.1

LIST OF SUBSIDIARIES:

EMERGING VISION KING OF PRUSSIA, INC.

EV ACQUISITION, INC.

INSIGHT IPA OF NEW YORK, INC.

SINGER SPECS OF WESTMORELAND, INC.

SINGER SPECS, INC.

STERILNG VISION OF ARNOT MALL, INC.

STERING VISION OF MONTGOMERY MALL, INC.

STERING VISION OF MYRTLE AVE., INC.

STERLING OPTICAL OF ARROWHEAD, INC.

STERLING OPTICAL OF BAYSHORE, INC.

STERLING OPTICAL OF CHAUTAUQUA, INC.

STERLING OPTICAL OF COMMACK, INC.

STERLING OPTICAL OF CROSSGATES MALL, INC.

STERLING OPTICAL OF FLAGSTAFF, INC.

STERLING OPTICAL OF JEFFERSON VALLEY, INC.

STERLING OPTICAL OF LAVALE, INC.

STERLING OPTICAL OF NEWBURGH, INC.

STERLING OPTICAL OF REGO PARK, INC.

STERLING OPTICAL OF WARMINSTER, INC.

STERLING OTICAL OF WESTMORELAND, INC.

STERLING VISION BOS, INC.

STERLING VISION DKM, INC.

STERLING VISION OF 794 LEXINGTON, INC.

STERLING VISION OF ANNAPOLIS, INC.

STERLING VISION OF BEAVER DAM, INC.

STERLING VISION OF BLASDELL, INC.

STERLING VISION OF BREA, INC.

STERLING VISION OF CALIFORNIA, INC.

STERLING VISION OF CAMBRIDGE SQUARE, INC.

STERLING VISION OF CAMP HILL, INC.

STERLING VISION OF CLIFTON PARK, INC.

STERLING VISION OF COLUMBIA MALL, INC.

STERLING VISION OF DELAFIELD, INC.

STERLING VISION OF DULLES, INC.

STERLING VISION OF EAST ROCKAWAY, INC.

STERLING VISION OF EASTLAND, INC.

STERLING VISION OF EDISON, INC.

STERLING VISION OF FAIR OAKS, INC.

STERLING VISION OF FARGO, INC.

STERLING VISION OF FORT MYERS, INC.

STERLING VISION OF FULTON ST., INC.

STERLING VISION OF GREEN ACRES, INC.

STERLING VISION OF HAGERSTOWN, INC.

STERLING VISION OF HEMPSTEAD, INC.

STERLING VISION OF IRONDEQUOIT, INC.

STERLING VISION OF ISLANDIA, INC.

STERLING VISION OF KENOSHA, INC.

STERLING VISION OF KIRKWOOD MALL, INC.

STERLING VISION OF M STREET, INC.

STERLING VISION OF MAIN PLACE, INC.

STERLING VISION OF MENLO PARK, INC.

STERLING VISION OF MONTGOMERY, INC.

STERLING VISION OF NANUET, INC.

STERLING VISION OF NEWPARK, INC.

STERLING VISION OF OLEAN, INC.

STERLING VISION OF ONTARIO MILLS, INC.

STERLING VISION OF OWINGS MILLS, INC.

STERLING VISION OF POTOMAC MILLS, INC.

STERLING VISION OF PRINCE GEORGES PLAZA, INC.

STERLING VISION OF ROCKAWAY, INC.

STERLING VISION OF SOUTHTOWNE PLAZA, INC.

STERLING VISION OF SPOTSYLVANIA, INC.

STERLING VISION OF THE FALLS, INC.

STERLING VISION OF WESTMINSTER, INC.

VISION CARE OF CALIFORNIA, INC.

VISION OPTICAL CO., INC.